UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 31, 2005

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2005, the registrant entered into an amendment of the Employment Agreement with Joseph V. Taranto, its Chairman and Chief Executive Officer, a copy of which amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference. The amendment extends the term of Mr. Taranto’s employment until March 31, 2008. In connection with the execution of that amendment, the registrant has awarded Mr. Taranto 40,000 shares of restricted stock under the Everest Re Group, Ltd. 2002 Stock Incentive Plan and has amended Mr. Taranto’s Non-Qualified Stock Option Award Agreement dated April 20, 2001, Non-Qualified Stock Option Award Agreement dated September 26, 2002, Restricted Stock Award Agreement dated September 18, 2003 and Restricted Stock Award Agreement September 21, 2004, to provide that all of his options and restricted stock shall become fully vested on March 31, 2008, provided that his employment shall not have been terminated for cause prior to that date. Copies of the new restricted stock award agreement and the amendments to the prior agreements are filed herewith as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE

On August 31, 2005, the registrant issued a news release announcing the extension of the Chairman and Chief Executive Officer’s employment agreement. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.1	Amendment of Employment Agreement with
Joseph V. Taranto

10.2	Restricted Stock Award Agreement with Joseph V. Taranto dated August 31, 2005
10.3	Amendment to April 20, 2001 Non-Qualified Stock Option Award Agreement with Joseph V. Taranto
10.4	Amendment to September 26, 2002 Non- Qualified Stock Option Award Agreement with Joseph V. Taranto
10.5	Amendment to September 18, 2003 Restricted Stock Award Agreement with Joseph V. Taranto
10.6	Amendment to September 21, 2004 Restricted Stock Award Agreement with Joseph V. Taranto
99.1	News Release of the registrant,

dated August 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EVEREST RE GROUP, LTD.

By: /s/ Stephen L. Limauro

      Stephen L. Limauro

Executive Vice President and

      Chief Financial Officer

Dated: August 31, 2005

EXHIBIT INDEX

Exhibit

Number	Description of Document	Page No.

10.1	Amendment to Employment Agreement
	with Joseph V. Taranto	5

10.2	Restricted Stock Award Agreement
	with Joseph V. Taranto dated August 31, 2005	14

10.3	Amendment to April 20, 2001 Non-Qualified Stock
	Option Award Agreement with Joseph V. Taranto	21

10.4	Amendment to September 26, 2002 Non-Qualified
Stock Option Award Agreement with
Joseph V. Taranto		22

10.5	Amendment to September 18, 2003 Restricted Stock
Award Agreement with Joseph V. Taranto		23

10.6	Amendment to September 21, 2004 Restricted Stock
Award Agreement with Joseph V. Taranto		24

99.1	News Release of the registrant,
	dated August 31, 2005	25